SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                 of 1934

 Filed by the Registrant [x]
 Filed by a Party other than the Registrant []
 Check the appropriate box:
 []  Preliminary Proxy Statement
 [] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [x]  Definitive Proxy Statement
 []  Definitive Additional Materials
 []  Soliciting Material Pursuant to <section>240.14a-11(c) or
 <section>240.14a-12

                       TRANSACT INTERNATIONAL INC.
             (Name of Registrant as Specified In Its Charter)
          ------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):
 [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.
    1)  Title of each class of securities to which transaction applies:
         --------------------
    2)  Aggregate number of securities to which transaction applies:
         --------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculate and state how it was determined):
         --------------------
    4)  Proposed maximum aggregate value of transaction:
         --------------------
    5)  Total fee paid:
         --------------------
 []  Fee paid previously with preliminary materials.
 []  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
         --------------------

    2)  Form, Schedule or Registration Statement No.:
         --------------------

    3)  Filing Party:
         --------------------

    4)  Date filed:
         --------------------

             TRANSACT INTERNATIONAL INC. 1996 PROXY STATEMENT
                                  Notes

          ADVERSE PARTIES. With respect to all directors and executive officers of Transact, Transact must disclose in the Proxy Statement any material proceedings to which any director, officer or affiliate of Transact is a party adverse to Transact or has a material interest adverse to Transact. (see Schedule 14A, Item 7(a) and instruction 4 to
 Item 103 of Reg S-B.

          SIGNIFICANT EMPLOYEES. If there is any person other that an executive officer who is expected to make a significant contribution to the business of Transact, Transact should identify such person in Proxy Statement, list his/her position and offices, describe the person's business experience during the past 5 years and identify any directorships held by such person. (See Schedule 14A, Item 7(b) and Reg S-B Item 104(b).

          INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS. if, within the past 5 years, any of the directors, nominees, executive officers or the controller of Transact has, or a business in which he was general partner or and executive officer has, been subject to a bankruptcy, or if such person has been convicted in a criminal proceeding or a criminal proceeding is pending against him (other than traffic violations of minor offenses) or has been subject to an order, judgment, or decree (not subsequently overturned) prohibiting or limiting his involvement in any type of business, securities or banking activities, or has been found by a court to have violated any federal or state securities laws (and such finding has not been overturned), THEN, such information must be disclosed in the Proxy Statement. (See Schedule 14A, Item 7(b) and Reg S-B Item 104(d).

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. Other than as already set forth in the Proxy, if a director, executive officer, nominee, significant employee or family immediate family member of any of the foregoing within the last 2 years has had a direct or indirect interest in any transaction or proposed transaction to which Transact was or was supposed to be a party, Transact must provide a description of such transactions in the Proxy Statement. (See Schedule 14A, Item 7(b) and Reg S-B Item 404(a).

          RESIGNATION, DECLINATION TO STAND FOR RE-ELECTION. If a director has resigned or declined to stand for re-election to the Board of Directors of Transact since the date of the last annual meeting because of a disagreement with Transact or any matter relating to the operations, policies or practices of Transact, and if the director has furnished Transact with a letter describing such disagreement and requesting that the matter be disclosed, Transact must disclose in the Proxy Statement the dated of the resignation or declination to stand for re-election and summarize the director's description of the disagreement. Transact may also include a brief statement of its views of the disagreement if it believes that the director's description is incorrect or inaccurate.

                          TRANSACT INTERNATIONAL INC.
                              22 THORNDAL CIRCLE
                               DARIEN, CT  06820
                                (203) 656-0777


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 9, 1996


                                                            August 28, 1996


 TO ALL HOLDERS OF COMMON SHARES:

        The Annual Meeting of Stockholders of Transact International Inc., a Connecticut corporation ("Transact"), will be held at Transact's corporate offices, 22 Thorndal Circle, Darien, Connecticut 06820, on Wednesday, October 9, 1996 at 10:00 A.M. Eastern time, for the following purposes:

 1. To elect a Board of Directors consisting of four persons, each for a term of one year; and

 2. To transact such other business as may properly come before the meeting, or any adjournments thereof.

        The holders of the outstanding Common Stock, no par value, of Transact as of the close of business on August 16, 1996, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

        IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON OR IF YOU WISH TO VOTE BY PROXY, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON OR BY PROXY.


                                          By order of the Board of Directors

                                          /s/ FRANK B. CARDER
                                          FRANK B. CARDER
                                          CHAIRMAN OF THE BOARD

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 9, 1996

                                 INTRODUCTION

   GENERAL. This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Transact International Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, October 9, 1996 at 10:00 A.M. Eastern time and at any adjournments thereof (the "Meeting"), at the Company's principal executive offices at 22 Thorndal Circle, Darien, Connecticut 06820.

   The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is August 28, 1996.

   REVOCABILITY OF PROXY. A stockholder may revoke an executed proxy at any time prior to its exercise by delivering to the Company a written notice of revocation or by receipt by the Company of a later dated proxy, or by attending the Meeting and voting in person. Unless revoked, the shares of the Company's Common Stock, no par value (the "Common Stock"), represented by proxies will be voted in accordance with the directions given therein. If no direction is given, the shares of the Common Stock represented by a proxy will be voted FOR the proposals set forth in this Proxy Statement.

   SOLICITATION OF PROXIES. The Company will bear the cost of the solicitation of proxies by the Board of Directors for use in connection with the Meeting. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, personally, by telephone or telegraph, and the Company may reimburse persons holding shares in their names or those of their nominees for any expenses incurred in connection with the transmittal of solicitation material to their principals. The Company has retained the Registrar and Transfer Company to assist it in the solicitation of proxies for a fee not to exceed $8,000.00, which fee includes the expenses and disbursements of that firm.

   VOTING SECURITIES. The Board of Directors has set the close of business on August 16, 1996 as the record date for determining the stockholders to whom this Proxy Statement and the enclosed form of proxy shall be sent, and for determining the stockholders permitted to vote at the Meeting. On the record date, 6,123,235 shares of the Common Stock were outstanding. Each share of the Company's Common Stock entitles the holder thereof to one vote on each proposal and no votes may be cumulated. The enclosed form of proxy provides stockholders with an opportunity to direct the proxies named thereon to vote in connection with the proposals described in this Proxy Statement. Unless otherwise noted in this Proxy Statement, all matters to come before the meeting that are listed on the Notice of Annual Meeting require the affirmative vote of a majority of those shares, present in person or by proxy and voting at the Annual Meeting, to be adopted, assuming that a quorum is present. A majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes will be treated as shares which are present and entitled to vote for purposes of determining a quorum but those shares will not be treated as having been voted for purposes of determining the approval of any matter submitted to stockholders for a vote.

                         ITEM 1: ELECTION OF DIRECTORS

   NOMINEES. The Company's Board of Directors consists of four persons, each of whom is elected at the Annual Meeting of Stockholders for a one-year term and until his successor has been duly elected and has qualified or until his earlier death, resignation or removal. Each of the following nominees currently serves as a director of the Company:

      Messrs. Frank B. Carder            John E. McConnaughy, Jr.
              Bruno S. Frassetto         Randall W. Sweeney

      It is not anticipated that any of the foregoing nominees will be unavailable to serve as a director of the Company. In the event that any nominee should become unavailable to serve for any reason, however, the persons named in the enclosed form of proxy reserve the right to substitute another of their choice as nominee in his place or to vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's Certificate of Incorporation and By-Laws.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOREGOING NOMINEES, AND UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE FOREGOING NOMINEES.

     INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

   The information and figures provided below are provided on the basis of information furnished to the Company by the named individuals. Said individuals owned the shares set forth beneficially and of record and had sole voting and investment power with respect to such shares. The figures exclude an aggregate of 9,000 shares held by members of the immediate families of the directors and executive officers, as to which such directors and officers disclaim beneficial ownership.

                      NOMINEES FOR ELECTION FOR THE TERM ENDING 1997

      FRANK B. CARDER                                  Director Since 1980
      Chairman of the Board                                         Age 72
      Transact International Inc.

      Mr. Carder has served as Chairman of the Board of the Company since April 21, 1995. From November 7, 1980 to April 20, 1995 he was President of the Company.

      Shares of Common Stock owned as of July 19, 1996: 1,034,299
      Percent of Class:  16.9%


      BRUNO S. FRASSETTO                               Director Since 1980
      President                                                     Age 70
      Transact International Inc.

      Mr. Frassetto has served as President of the Company since April 21, 1995. From November 7, 1980 to April 20, 1995 he was Executive Vice President and Secretary of the Company.

      Shares of Common Stock owned as of July 19, 1996: 960,000
      Percent of Class:  15.7%


      JOHN E. McCONNAUGHY, JR.                         Director since 1978
      Retired Chairman of the Board, Chief Executive Officer        Age 67
      GEO International Corporation

      Mr. McConnaughy retired as Chairman of the Board and Chief Executive Officer of GEO International Corporation ("GEO") on October 1, 1992. Prior to his retirement, he had been Chairman and CEO of GEO since 1981. He is a director of GEO, Mego Corporation, Pantipec Corporation, DeVlieg Bullard Corp., Riddell Sports Inc., Disease Protection International Inc., Enviropur Waste Refining and Technology Inc. and Oxigene Inc.

      Shares of Common Stock owned as of July 19, 1996: 11,000
      Percent of Class: less than 1%


      RANDALL W. SWEENEY                               Director Since 1993
      President                                                     Age 47
      R.W. Sweeney & Associates, Inc.

      Mr. Sweeney has served as President of R.W. Sweeney & Associates, Inc., a consulting firm for government contractors, since 1981 and has served as a member of the Ohio Board of Tax Appeals since 1984. In addition, Mr. Sweeney is Vice President of Marketing and Contract Administration for Ferrotherm Company, a Cleveland-based manufacturer of turbine engine parts and components.

      Shares of Common Stock owned as of July 19, 1996: 10,000
      Percent of Class:  less than 1%

       EXECUTIVE OFFICERS. The executive officers of, and their ages and respective positions with, the Company are as set forth below:

 NAME                              POSITION                        AGE

 Frank B. Carder                   Chairman of the Board           72
                                     and Director
 Bruno S. Frassetto                President and Director          70
 Axel Coelln                       Executive Vice                  51
                                     President

        OTHER INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS. As of July 19, 1996, all of the Company's directors and executive officers as a group (5 persons) beneficially owned 2,026,299 shares, or approximately 33.1% of the outstanding Common Stock, including shares which such directors and officers may acquire within 60 days upon the exercise of options. Each director and officer has sole voting and investment power over the shares reported. The shares reported exclude an aggregate of 9,000 shares held by members of the immediate families of the directors and officers as to which beneficial ownership is disclaimed.

    No director, executive officer or nominee has any family relationship to any other director, executive officer or nominee.

    Officers of the Company are elected by the Board of Directors generally at the meeting of said Board immediately following each Annual Meeting of Stockholders of the Company. Each officer serves until the meeting of the Board of Directors following the next Annual Meeting of Stockholders, subject to his earlier resignation, removal or death, and until his successor has been duly elected and has qualified.

    Each Director who is not an employee of the Company receives an annual fee of $7,000 for attending meetings of, and serving on, the Board of Directors. No additional amounts are payable for committee participation or special assignments.

    In addition, Mr. Sweeney was paid $19,421.58, for consulting services performed for the Company in the fiscal year ended April 30, 1996.

    During fiscal 1995 Bruno S. Frassetto, President and a director of the Company received two interest free advances from the Company aggregating $45,000. During fiscal 1996 Mr. Frassetto repaid $35,000 of these advances and is to pay the remaining $10,000 during fiscal 1997.

    COMMITTEES OF THE BOARD OF DIRECTORS. The Audit Committee of the Board of Directors is comprised of Messrs. Sweeney and McConnaughy. The principal functions of this Committee are to recommend to the Board of Directors the independent public accounting firm that will conduct the annual audit of the Company's accounts, to review the nature and scope of the audit, and to review the financial organization and accounting practices of the Company. The Audit Committee held one meeting during the fiscal year ended April 30, 1996.

    The Board of Directors has no nominating or compensation committee.

    During the fiscal year ended April 30, 1996, the Board of Directors held 2 meetings. All directors attended at least 75% of the total number of meetings of the Board of Directors and of committees on which they served.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. To the best knowledge of the Company based on a review of information filed with the Securities and Exchange Commission and the Company's stock records, the following table presents information as of July 19, 1996 with respect to the beneficial ownership of the Common Stock of: (i) all persons known to the Company to be the beneficial owner of more than 5% of any class of such securities; (ii) the directors and nominees of the Company; (iii) the executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.


  Name and Address                 Amount and Nature               Percent
  of Beneficial Owner              of Beneficial Owner(1)          of Class
 --------------------              -------------------             --------

 Frank B. Carder                      1,034,299 shares                16.9%
 28 Hamilton Lane
 Darien, Connecticut 06820

 Bruno S. Frassetto
 386 June Road                          960,000 shares                15.7%
 Stamford, Connecticut 06903

 Donald G. Stiles
 5540 North Ocean Drive                 667,000 shares                10.9%
 Apt. 11A
 Rivera Beach, Florida 33404

 Axel Coelln
 105 Harbor Drive #139                   11,000 shares(2)     less than 1%
 Stamford, Connecticut 06905

 John E. McConnaughy, Jr.
 JEMC Corp.                              11,000 shares         less than 1%
 1011 High Ridge Road
 Stamford, CT  06905

 Randall W. Sweeney
 R. W. Sweeney & Associates, Inc.        10,000 shares         less than 1%
 1057 Woodglen Road
 Westerville, Ohio 43081

 All directors and executive
 officers as a group (five)           2,026,299 shares(3)            33.1%

- -------------
   (1) Each of the named individuals owned the shares included in the table beneficially and of record and had sole voting and investment power with respect to such shares. The figures shown in the table exclude an aggregate of 9,000 shares held by members of the immediate families of the directors and executive officers. The directors and executive officers disclaim beneficial ownership of such shares.

   (2) The 11,000 shares shown for Mr. Coelln may be acquired within 60 days of July 19, 1996 upon his exercise of the stock options granted to him by the Company.

   (3) Includes all shares listed above, including the 11,000 shares subject to options which are exercisable within 60 days of July 19, 1996.

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. During the fiscal year ended April 30, 1996, the Company engaged Webb-Stiles Company ("WSC") to perform certain manufacturing for the Company. Donald G. Stiles, a holder of 10.9% of the Company's issued and outstanding Common Stock, is a principal shareholder of WSC. The Company paid WSC $148,702 during the 1996 fiscal year, and expects to pay WSC an additional $568,000 for manufacturing contracted to be completed during the 1997 fiscal year. WSC has also guaranteed a letter of credit in the amount of $156,894 issued for the account of the Company in connection with a project being performed by the Company in India. The WSC guarantee is collateralized by the assignment of certain accounts receivable of the Company.

                      EXECUTIVE COMPENSATION

   SUMMARY COMPENSATION TABLE. The following table summarizes all compensation paid to the Company's Chairman of the Board and to all of the Company's executive officers other than the Chairman of the Board for services rendered in all capacities to the Company for fiscal years ended April 30, 1996, 1995, and 1994, respectively. Perquisites, personal benefits and other compensation paid to each named officer are not disclosed below as they aggregate less than the minimum disclosure levels.


                                                Annual Compensation
                                            -----------------------------
  Name and                                                     All Other
  Principal Position       Fiscal Year       Salary          Compensation*
 --------------------      -----------      --------         ------------
 Frank B. Carder              1996          $145,850          2,275.50
  Director, Chairman          1995          $ 84,100          7,959.00
  of the Board                1994          $131,218          7,128.48

 Bruno S. Frassetto           1996          $201,600          6,048.00
  Director, President         1995          $108,850         11,151.00
                              1994          $153,218          5,808.48

 Axel Coelln                  1996          $154,032          4,620.96
  Executive Vice              1995          $160,311          9,507.48
  President                   1994          $170,730          9,846.88

   * Amounts represent Company's accrued contributions to Transact's Money Purchase Pension Plan.

   STOCK OPTIONS. During the fiscal year ended April 30, 1996 no stock options were granted to any of the executive officers named in the Summary Compensation Table and no stock options were exercised during this period.

   The following table sets forth information regarding the total number of unexercised stock options and the value of unexercised options at April 30, 1996 for Mr. Coelln. Mr. Coelln is the only executive officer named in the Summary Compensation Table to whom stock options have been granted and remain outstanding and exercisable under the Company's 1978 Employees' Stock Option Plan.


                         Number of Unexercised        Value of Unexercised
                           Options at Fiscal         In-the-Money Options at
                               Year-End                  Fiscal Year-End

        Name          Exercisable   Unexercisable         Exercisable

     Axel Coelln            11,000        -                   $0.00

   EXECUTIVE EMPLOYMENT CONTRACTS. The three executive officers of the Company named in the Summary Compensation Table, Frank B. Carder, Bruno S. Frassetto and Axel Coelln, have employment contracts with the Company. The following table summarizes the terms and conditions of these contracts:


                       Commencement
  Executive                Date                                              Annual        Special    Benefit
                       of Contract         Length of Contract                Salary**      Benefits    Value
 ----------            ------------        ------------------                ------        --------   -------

 Frank B. Carder       August 1, 1991      Three years, automatically        $165,000      Death       $165,000
                                           extended for additional                         benefit
                                           one year periods                                during
                                                                                           term

 Bruno S. Frassetto    August 1, 1991       Three years, automatically       $165,000      Death       $165,000
                                            extended for additional                        benefit
                                            one year periods                               during
                                                                                           term

 Axel Coelln           June 24, 1991        Four years, automatically        $157,830      -              -
                                            extended for additional
                                            one year periods

   ** The annual salary is reviewed each year and may be modified as the Company and the executive may agree.

   In addition, pursuant to the terms of their respective employment agreements each of Messrs. Carder, Frassetto and Coelln will receive one year's salary upon termination of employment by the Company.

   As a result of the Company's operating conditions, Messr. Carder deferred $70,000 of his annual compensation for the fiscal year ended April 30, 1996 and agreed to be paid less than the salary specified in his employment contract. Such deferral has been accrued at April 30, 1996 and when the payment(s) will be made has not been determined. In addition, Messrs. Carder and Frassetto have agreed to be paid less than the salary specified in their respective employment agreements for the fiscal years ended April 30, 1996, 1995 and 1994.

             ITEM 2:  INDEPENDENT PUBLIC ACCOUNTANTS

   Deloitte & Touche LLP has audited the financial statements of the Company since fiscal 1991. For the fiscal year ended April 30, 1997 the Board of Directors has not yet selected their auditors because the audit committee has not yet made a decision. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have the opportunity to make a statement if desired and to answer any appropriate questions.

                     ITEM 3:  OTHER BUSINESS

   The Company's Board of Directors does not intend to present, and has no knowledge that others intend to present, any matter of business at the Meeting other than that set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. In the event that other matters are properly raised at the Meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their best judgment.

                  1997 PROPOSALS OF STOCKHOLDERS

   Any eligible shareholder of the Company intending to present a proposal at the 1997 Annual Meeting of Stockholders must submit proposals to the Company at its principal office 22 Thorndal Circle, Darien, Connecticut 06820 by April 30, 1997 to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.

                      ANNUAL REPORT AND 10-K

   A copy of the Company's 1996 Annual Report to Stockholders ("Annual Report") is attached hereto. The Annual Report contains audited financial statements of the Company and complies with all of the disclosure requirements of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. Copies of said Annual Report do not include the exhibits thereto, but do include a list describing the exhibits not included, copies of which will be available at a cost of one dollar per copy.

   Such copies may be requested in writing to Bonnie W. Halpin, Manager of Administration, Transact International Inc., 22 Thorndal Circle, Darien, CT 06820.

 PROXY
                          TRANSACT INTERNATIONAL INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANSACT
                               INTERNATIONAL INC.

   Bonnie Halpin and Deborah McCarthy, or either of them with power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of Transact International Inc. ("Transact") held by the undersigned at the Annual Meeting of Stockholders to be held at the corporate offices of Transact on October 9, 1996 and at any adjournments thereof.

               A Vote FOR is Recommended by the Board of Directors

  (1) Election of a Board of Directors of Transact consisting of the following four persons:

           FRANK B. CARDER                  BRUNO S. FRASSETTO
           JOHN E. MCCONNAUGHY, JR.         RANDALL W. SWEENEY

 [ ] FOR ALL NOMINEES LISTED ABOVE     [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES
                                           LISTED ABOVE

                                       [ ] WITHHOLD AUTHORITY FOR INDIVIDUAL
                                           NOMINEE(S)

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK BOX ABOVE AND WRITE THAT NOMINEES NAME ON THE SPACE PROVIDED BELOW.)

                A Vote FOR is Recommended by the Board of Directors

   (CONTINUED ON OTHER SIDE)

 (2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY SIGNED, WILL BE VOTED
   AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS MADE BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR ITEMS (1) AND (2).

      The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

                                   Dated: -----------------------, 1996

                                   -----------------------------------

                                   -----------------------------------
                                   SIGNATURE(S) OF STOCKHOLDER(S)

                                 (THIS PROXY SHOULD BE SIGNED EXACTLY AS
                                 YOUR NAME APPEARS HEREON.  WHEN SIGNING
                                 AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                 TRUSTEE, GUARDIAN OR OFFICER OF A
                                 CORPORATION, GIVE YOUR FULL TITLE AS
                                 SUCH.  IN THE CASE OF JOINT OWNERSHIP,
                                 EACH JOINT OWNER SHOULD SIGN.)

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
 USING THE ENCLOSED ENVELOPE